FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T
	PDDXX	PTBXX	PFCXX	PTMXX	PURXX	PMMXX

Putnam Money Market Fund

Summary prospectus
1|30|11

A world of investing.℠

Putnam INVESTMENTS

Putnam Money Market Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/11, as supplemented from time to time, are incorporated by reference into this summary prospectus.

Goal

Putnam Money Market Fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	NONE	NONE*
Class B	NONE	NONE*
Class C	NONE	NONE*
Class M	NONE	NONE*
Class R	NONE	NONE
Class T	NONE	NONE*

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)**
		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses

Class A	0.29%	0.00%	0.21%	0.50%
Class B	0.29%	0.50%	0.21%	1.00%
Class C	0.29%	0.50%	0.21%	1.00%
Class M	0.29%	0.15%	0.21%	0.65%
Class R	0.29%	0.50%	0.21%	1.00%
Class T	0.29%	0.25%	0.21%	0.75%

* A deferred sales charge of 1.00% on class A shares, class C shares and class T shares, of 5.00% on class B shares and of 0.15% on class M shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund.

** Restated to reflect projected expenses under a management contract effective 1/1/2010.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$51	$160	$280	$628
Class B	$102	$318	$552	$1,083
Class C	$102	$318	$552	$1,225
Class M	$66	$208	$362	$810
Class R	$102	$318	$552	$1,225
Class T	$77	$240	$417	$930

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Investments, risks, and performance

Investments

We invest mainly in money market instruments that are high quality and have short-term maturities. We invest significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. We may consider, among other factors, credit, interest rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment, and it is possible to lose money by investing in the fund. The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Average annual total returns after sales charges
(for periods ending 12/31/10)

Share class	1 year	5 years	10 years
Class A	0.05%	2.52%	2.24%
Class B	–4.95%	1.81%	1.81%
Class C	–0.95%	2.18%	1.81%
Class M	0.05%	2.41%	2.11%
Class R	0.05%	2.18%	1.83%
Class T	0.05%	2.34%	2.03%
Lipper Money Market Funds Category
Average (no deduction for taxes)	0.03%	2.20%	1.90%

Class B share performance does not reflect conversion to class A shares.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at a net asset value (NAV) of $1.00 per share, without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax information

Distributions from the fund will be taxed as ordinary income unless the shares are held through a tax-advantaged arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP039 265439 1/11 Putnam Retail Management